Exhibit 99.1
News Release

INVESTORS/ANALYSTS:	MEDIA:
Patrick Cronin	Teri Llach
(925) 226-9973	(925) 226-9028
investor.relations@bhnetwork.com	teri.llach@bhnetwork.com

Blackhawk Announces Second Quarter 2015 Financial Results
Adjusted Operating Revenues Up 45% Versus Second Quarter 2014
Adjusted Net Income Increases 42%

Pleasanton, California, July 21, 2015— Blackhawk Network Holdings, Inc. (NASDAQ: HAWK) today announced financial results for the second quarter ended June 20, 2015.

$ in millions except per share amounts	Q2'15	Q2'14	% Change

Operating Revenues	$372.2	$283.9	31%
Adjusted Operating Revenues	$195.3	$134.7	45%
Adjusted EBITDA	$30.6	$21.6	42%
Adjusted Net Income	$21.1	$14.8	42%
Adjusted EPS (Diluted)	$0.38	$0.28	36%
Net Income (GAAP)	$2.9	$5.1	(43)%
EPS (GAAP Diluted)	$0.05	$0.09	(44)%

"For the second consecutive quarter, we delivered adjusted operating revenue growth of 45% or higher," commented CEO Bill Tauscher. "In our U.S. retail segment, which accounted for 65% of adjusted operating revenues, adjusted operating revenues grew 26% over last year's second quarter due to strong performance at Cardpool exchange, solid growth in open loop gift cards, and increased marketing revenues. The International retail segment recorded adjusted operating revenues growth of 36% during the second quarter, driven by increased marketing revenue in our Asia Pacific region to support the promotion of digital gaming products, partially offset by foreign exchange headwinds. Excluding both foreign exchange impact and marketing revenues, international adjusted operating revenues increased 14%. In our incentives and rewards segment, adjusted operating revenues grew 266%. Across all segments Company-wide adjusted operating revenues totaled $195 million for the quarter."

CFO Jerry Ulrich added, "Adjusted EBITDA grew 42%, slightly below adjusted operating revenue growth due to a one-time $3.9 million litigation credit that reduced general and administrative expenses in the second quarter of 2014. Excluding this litigation credit, adjusted EBITDA increased 73%. Excluding 2014 acquisitions, adjusted operating revenues grew 27% for the second consecutive quarter and adjusted EBITDA grew 24%. Adjusted net income grew 28% and adjusted diluted EPS grew 24% during the second quarter excluding the reduction in cash taxes payable related to our 2014 spin-off from Safeway and the realization of acquisition-related net operating losses."

Conference Call/Webcast

On Wednesday, July 22 at 6:00 a.m. PDT / 9:00 a.m. EDT the Company will host a conference call and live webcast to discuss second quarter financial results, provide additional detail surrounding the Achievers acquisition, and share financial guidance for the remainder of 2015. A copy of the webcast presentation slides will be posted to the presentations tab of the Company's investor relations website at approximately 2 p.m. PDT on July 21, 2015. Hosting the call will be Bill Tauscher, Chief Executive Officer; Talbott Roche, President; and Jerry Ulrich, Chief Financial & Administrative Officer. Participants may access the live webcast by visiting the Company’s investor relations website at ir.blackhawknetwork.com. A replay of the webcast will be available on the Company's investor relations website until August 12, 2015.

GAAP financial results for the second quarter of 2015 compared to the second quarter of 2014

•
Operating revenues totaled $372.2 million, an increase of 31% from $283.9 million for the quarter ended June 14, 2014. This increase was due to a 19% increase in commissions and fees driven primarily by higher closed loop gift card sales; a 99% increase in program, interchange, marketing and other fees due to strong open loop gift card sales and increased marketing revenues in both the U.S. and international retail segments, growth in the incentives and rewards segment, reflecting the acquisition of Parago in late 2014; and a 27% increase in product sales primarily due to growth at Cardpool.

•
Net income totaled $2.9 million compared to $5.1 million for the quarter ended June 14, 2014. The decrease was driven primarily by higher non-cash stock compensation expense, a one-time litigation credit after-tax of $2.3 million recorded in the second quarter of 2014, increased amortization of acquisition-related intangibles, higher acquisition-related interest expense and a higher tax rate, partially offset by an after-tax non-cash credit of $2.5 million for the reduction in contingent consideration related to the acquisition of CardLab.

•
Earnings per diluted share was $0.05 compared to earnings per diluted share of $0.09 for the quarter ended June 14, 2014. Diluted shares outstanding increased 4% to 55.9 million due to the dilutive effect of stock options and restricted stock awards in the 2015 period as compared to the 2014 period.

Non-GAAP financial results for the second quarter of 2015 compared to the second quarter of 2014 (see Table 2 for Reconciliation of Non-GAAP Measures)

•	Adjusted operating revenues totaled $195.3 million, an increase of 45% from $134.7 million for the quarter ended June 14, 2014. Excluding 2014 acquisitions, adjusted operating revenues grew 27%.

•	Adjusted EBITDA totaled $30.6 million, an increase of 42% from $21.6 million for the quarter ended June 14, 2014. Excluding 2014 acquisitions, adjusted EBITDA increased 24%.

•
Adjusted net income totaled $21.1 million, an increase of 42% from $14.8 million for the quarter ended June 14, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted net income was $11.8 million, an increase of 28% from $9.2 million for the quarter ended June 14, 2014.

•
Adjusted diluted EPS was $0.38, an increase of 36% from $0.28 for the quarter ended June 14, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted diluted EPS increased 24% to $0.21.

About Blackhawk Network

Blackhawk Network Holdings, Inc. is a leading prepaid and payments global company that supports the program management and distribution of gift cards, prepaid telecom products and financial service products in a number of different retail, digital and incentive channels. Blackhawk’s digital platform supports prepaid across a network of digital distribution partners including retailers, financial service providers, and mobile wallets. For more information, please visit www.blackhawknetwork.com and www.giftcardmall.com.

Use of Non-GAAP Financial Measures

Blackhawk regards the non-GAAP financial measures provided in this press release as useful measures of the operational and financial performance of its business. Adjusted operating revenues, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income and Adjusted diluted earnings per share are useful to evaluating Blackhawk's operating performance for the following reasons: adjusting our operating revenues for distribution commissions paid and other compensation to our retail distribution partners and business clients is useful to understanding our operating margin; EBITDA and Adjusted EBITDA are widely used by investors and securities analysts to measure a company’s operating performance without regard to items that can vary substantially from company to company and from period to period depending upon their financing, accounting and tax methods, the book value of their assets, their capital structures and the method by which their assets were acquired; Adjusted EBITDA margin provides a measure of operating efficiency based on Adjusted operating revenues and without regard to items that can vary substantially from company to company and from period to period depending upon their financing, accounting and tax methods, the book value of their assets, their capital structures and the method by which their assets were acquired; non-cash equity grants made to employees and distribution partners at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and the related expenses are not key measures of our core operating performance; intangible asset amortization expenses can vary substantially from company to company and from period to period depending upon the applicable financing and accounting methods, the fair value and average expected life of the acquired intangible assets, the capital structure and the method by which the intangible assets were acquired and, as such, we do not believe that these adjustments are reflective of our core operating performance; non-cash fair value adjustments to contingent business acquisition liability do not directly reflect how our business is performing at any particular time and the related expense adjustment amounts are not key measures of our core operating performance; and cash tax savings resulting from the step up in tax basis of our assets resulting from the Section 336(e) election due to our Spin-Off and the Safeway Merger and cash tax savings from amortization of goodwill and other intangibles or utilization of net operating loss carryforwards from business acquisitions represent significant cash savings that are useful for understanding our overall operating results. Reconciliations of non-GAAP financial measures to Blackhawk’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. The use of non-GAAP financial measures has certain limitations as they do not reflect all items of income, expense, or cash flows that affect Blackhawk’s financial performance under GAAP. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. In addition, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Blackhawk encourages investors and others to review Blackhawk’s financial information in its entirety and not rely on any single financial measure.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” “on track” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified in the “Risk Factors” section in our filings with the Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this press release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (In thousands, except per share amounts) (Unaudited)

	12 weeks ended		24 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
OPERATING REVENUES:
Commissions and fees	$257,445	$216,341	$477,847	$394,436
Program, interchange, marketing and other fees	80,223	40,421	153,327	76,086
Product sales	34,580	27,182	60,805	46,537
Total operating revenues	372,248	283,944	691,979	517,059
OPERATING EXPENSES:
Partner distribution expense	176,987	148,428	332,341	272,735
Processing and services	65,818	45,314	130,026	86,939
Sales and marketing	63,106	41,374	106,699	74,452
Costs of products sold	32,113	25,495	57,016	44,799
General and administrative	21,302	10,934	40,050	25,537
Transition and acquisition	641	32	816	34
Amortization of acquisition intangibles	5,503	3,426	11,477	7,835
Change in fair value of contingent consideration	(3,428)	—	(7,567)	—
Total operating expenses	362,042	275,003	670,858	512,331
OPERATING INCOME	10,206	8,941	21,121	4,728
OTHER INCOME (EXPENSE):
Interest income and other income (expense), net	284	353	(517)	(56)
Interest expense	(2,578)	(956)	(5,335)	(1,001)
INCOME BEFORE INCOME TAX EXPENSE	7,912	8,338	15,269	3,671
INCOME TAX EXPENSE	5,105	3,275	7,725	1,492
NET INCOME BEFORE ALLOCATION TO NON-CONTROLLING INTERESTS	2,807	5,063	7,544	2,179
Loss attributable to non-controlling interests, net of tax	97	53	66	96
NET INCOME ATTRIBUTABLE TO BLACKHAWK NETWORK HOLDINGS, INC.	$2,904	$5,116	$7,610	$2,275
EARNINGS PER SHARE:
Basic	$0.05	$0.10	$0.14	$0.04
Diluted	$0.05	$0.09	$0.14	$0.04
Weighted average shares outstanding—basic	54,042	52,307	53,682	52,201
Weighted average shares outstanding—diluted	55,896	53,740	55,689	53,725

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	June 20, 2015	January 3, 2015	June 14, 2014
ASSETS
Current assets:
Cash and cash equivalents	$276,733	$911,615	$299,727
Restricted cash	3,189	5,000	—
Settlement receivables, net	311,250	526,587	276,447
Accounts receivable, net	178,305	181,431	121,766
Deferred income taxes	33,759	38,456	20,145
Other current assets	93,553	95,658	59,030
Total current assets	896,789	1,758,747	777,115
Property, equipment and technology, net	134,792	130,008	84,703
Intangible assets, net	159,443	170,957	87,972
Goodwill	330,493	331,265	133,088
Deferred income taxes	330,741	1,678	727
Other assets	80,557	93,086	83,358
TOTAL ASSETS	$1,932,815	$2,485,741	$1,166,963
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Settlement payables	$556,502	$1,383,481	$538,707
Consumer and customer deposits	113,219	133,772	57,423
Accounts payable and accrued operating expenses	112,830	117,118	81,890
Note payable, current portion	37,393	11,211	8,705
Notes payable to Safeway	14,932	27,678	—
Bank line of credit	—	—	—
Other current liabilities	69,852	102,352	41,161
Total current liabilities	904,728	1,775,612	727,886
Deferred income taxes	8,468	45,375	24,376
Note payable	325,287	362,543	165,393
Other liabilities	4,047	14,432	9,629
Total liabilities	1,242,530	2,197,962	927,284
Stockholders’ equity:
Preferred stock	—	—	—
Common stock	55	54	53
Additional paid-in capital	538,357	137,916	117,457
Treasury stock	—	—	(472)
Accumulated other comprehensive loss	(24,795)	(19,470)	(3,396)
Retained earnings	169,985	162,439	119,177
Total Blackhawk Network Holdings, Inc. equity	683,602	280,939	232,819
Non-controlling interests	6,683	6,840	6,860
Total stockholders’ equity	690,285	287,779	239,679
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,932,815	$2,485,741	$1,166,963

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited)

	24 weeks ended		53 weeks ended	52 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
OPERATING ACTIVITIES:
Net income before allocation to non-controlling interests	$7,544	$2,179	$50,790	$53,601
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property, equipment and technology	17,944	11,571	34,921	23,660
Amortization of intangibles	13,528	10,117	27,782	15,856
Amortization of program development costs	13,150	11,551	26,050	23,842
Employee stock-based compensation expense	12,739	6,090	22,014	11,152
Distribution partner mark-to-market expense	—	(88)	1,400	1,515
Change in fair value of contingent consideration	(7,567)	—	(11,289)	(13,837)
Reversal of reserve for patent litigation	—	(3,852)	—	(3,852)
Excess tax benefit from stock-based awards	(4,452)	(1,024)	(6,158)	(3,037)
Deferred income taxes	13,371	—	1,546	(1,053)
Other	3,194	2,386	5,856	5,021
Changes in operating assets and liabilities:
Settlement receivables	209,373	534,315	(48,529)	(39,919)
Settlement payables	(822,327)	(942,572)	34,240	72,994
Accounts receivable, current and long-term	5,886	14,061	(42,173)	(27,892)
Prepaid expenses and other current assets	(9,895)	4,224	(16,399)	(8,023)
Other assets	(4,559)	(12,259)	(20,679)	(39,300)
Consumer and customer deposits	(20,554)	(1,409)	15,951	(634)
Accounts payable and accrued operating expenses	(2,218)	(17,808)	16,532	22,705
Other current and long-term liabilities	(12,671)	(15,496)	21,801	13,314
Income taxes, net	(12,181)	(13,363)	(15,670)	(571)
Net cash provided by (used in) operating activities	(599,695)	(411,377)	97,986	105,542
INVESTING ACTIVITIES:
Change in overnight cash advances to Safeway	—	—	—	65,000
Expenditures for property, equipment and technology	(25,622)	(18,241)	(47,090)	(33,141)
Business acquisitions, net of cash received	—	2,551	(240,156)	(146,819)
Sale of trading securities	—	—	—	29,749
Change in restricted cash	1,811	—	(3,189)	—
Other	—	—	(499)	(400)
Net cash used in investing activities	(23,811)	(15,690)	(290,934)	(85,611)

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (In thousands) (Unaudited)

	24 weeks ended		53 weeks ended	52 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
FINANCING ACTIVITIES:
Dividends paid	(65)	—	(148)	(12)
Payments for acquisition liability	(1,811)	—	(1,811)	(3,734)
Proceeds from issuance of note payable	—	175,000	200,000	175,000
Payments of costs for issuance of note payable	—	(2,452)	(1,331)	(2,452)
Repayment of note payable	(11,250)	—	(11,250)	—
Borrowings under revolving bank line of credit	903,500	—	1,118,500	—
Repayments on revolving bank line of credit	(903,500)	—	(1,118,500)	—
Proceeds from notes payable to Safeway	—	—	27,678	—
Repayment on notes payable to Safeway	(4,517)	—	(4,517)	—
Repayment of debt assumed in business acquisitions	—	—	(41,984)	—
Proceeds from issuance of common stock from exercise of employee stock options and employee stock purchase plans	7,579	3,620	13,039	6,933
Other stock-based compensation related	(790)	(694)	(959)	(1,042)
Excess tax benefit from stock-based awards	4,452	1,024	6,158	3,037
Other	(134)	—	(178)	111
Net cash provided by (used in) financing activities	(6,536)	176,498	184,697	177,841
Effect of exchange rate changes on cash and cash equivalents	(4,840)	(84)	(14,743)	(2,428)
Increase (decrease) in cash and cash equivalents	(634,882)	(250,653)	(22,994)	195,344
Cash and cash equivalents—beginning of period	911,615	550,380	299,727	104,383
Cash and cash equivalents—end of period	$276,733	$299,727	$276,733	$299,727

NONCASH FINANCING AND INVESTING ACTIVITIES
Net deferred tax assets recognized for tax basis step-up with offset to Additional paid-in capital	$366,306	$—	$366,306	$—
Note payable to Safeway contributed to Additional paid-in capital	$8,229	$—	$8,229	$—
Financing of business acquisition with contingent consideration	$—	$—	$13,100	$—
Intangible assets recognized for warrants issued	$3,147	$—	$3,147	$—

BLACKHAWK NETWORK HOLDINGS, INC.
SUPPLEMENTAL INFORMATION
(In thousands except percentages, average transaction value and per share amounts)
(Unaudited)
TABLE 1: OTHER OPERATIONAL DATA

	12 weeks ended		24 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
Transaction dollar volume	$3,381,991	$2,619,658	$6,492,524	$4,807,362
Transaction count	71,944	57,538	132,224	102,176
Average transaction value	$47.01	$45.53	$49.10	$47.05
Prepaid and processing revenues	$309,598	$243,832	$588,373	$449,366
Prepaid and processing revenues as a % of transaction dollar volume	9.2%	9.3%	9.1%	9.3%
Partner distribution expense as a % of prepaid and processing revenues	57.2%	60.9%	56.5%	60.7%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES

	12 weeks ended		24 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
Prepaid and processing revenues:
Commissions and fees	$257,445	$216,341	$477,847	$394,436
Program, interchange, marketing and other fees	80,223	40,421	153,327	76,086
Marketing revenues	(28,070)	(12,930)	(42,801)	(21,156)
Total prepaid and processing revenues	$309,598	$243,832	$588,373	$449,366
Adjusted operating revenues:
Total operating revenues	$372,248	$283,944	$691,979	$517,059
Issuing bank contract amendments	—	(862)	—	1,093
Partner distribution expense	(176,987)	(148,428)	(332,341)	(272,735)
Adjusted operating revenues	$195,261	$134,654	$359,638	$245,417
Adjusted EBITDA:
Net income before allocation to non-controlling interests	$2,807	$5,063	$7,544	$2,179
Interest and other income (expense), net	(284)	(353)	517	56
Interest expense	2,578	956	5,335	1,001
Income tax expense	5,105	3,275	7,725	1,492
Depreciation and amortization	16,078	10,770	31,472	21,688
EBITDA	26,284	19,711	52,593	26,416
Adjustments to EBITDA:
Employee stock-based compensation	7,750	3,420	12,739	6,090
Distribution partner mark-to-market expense	—	(710)	—	(88)
Issuing bank contract amendments	—	(862)	—	1,093
Change in fair value of contingent consideration	(3,428)	—	(7,567)	—
Adjusted EBITDA	$30,606	$21,559	$57,765	$33,511
Adjusted EBITDA margin:
Total operating revenues	$372,248	$283,944	$691,979	$517,059
Operating income	$10,206	$8,941	$21,121	$4,728
Operating margin	2.7%	3.1%	3.1%	0.9%
Adjusted operating revenues	$195,261	$134,654	$359,638	$245,417
Adjusted EBITDA	$30,606	$21,559	$57,765	$33,511
Adjusted EBITDA margin	15.7%	16.0%	16.1%	13.7%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES (continued)

	12 weeks ended		24 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
Adjusted net income:
Income before income tax expense	$7,912	$8,338	$15,269	$3,671
Employee stock-based compensation	7,750	3,420	12,739	6,090
Distribution partner mark-to-market expense	—	(710)	—	(88)
Issuing bank contract amendments	—	(862)	—	1,093
Change in fair value of contingent consideration	(3,428)	—	(7,567)	—
Amortization of intangibles	6,529	4,585	13,528	10,117
Adjusted income before income tax expense	18,763	14,771	33,969	20,883
Income tax expense	5,105	3,275	7,725	1,492
Tax expense on adjustments	1,961	2,348	4,882	6,482
Adjusted income tax expense before cash tax benefits	7,066	5,623	12,607	7,974
Reduction in cash taxes payable resulting from amortization of spin-off tax basis step-up	(6,618)	(5,002)	(13,236)	(5,002)
Reduction in cash taxes payable from amortization of acquisition intangibles and utilization of acquired NOLs	(2,690)	(618)	(5,380)	(1,990)
Adjusted income tax expense (benefit)	(2,242)	3	(6,009)	982
Adjusted net income before allocation to non-controlling interests	21,005	14,768	39,978	19,901
Net loss attributable to non-controlling interests, net of tax	97	53	66	96
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$21,102	$14,821	$40,044	$19,997
Adjusted diluted earnings per share:
Net income attributable to Blackhawk Network Holdings, Inc.	$2,904	$5,116	$7,610	$2,275
Distributed and undistributed earnings allocated to participating securities	(6)	(13)	(56)	(47)
Net income attributable to common shareholders	$2,898	$5,103	$7,554	$2,228
Diluted weighted-average shares outstanding	55,896	53,740	55,689	53,725
Diluted earnings per share	$0.05	$0.09	$0.14	$0.04
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$21,102	$14,821	$40,044	$19,997
Adjusted distributed and undistributed earnings allocated to participating securities	(44)	(31)	(143)	(84)
Adjusted net income available for common shareholders	$21,058	$14,790	$39,901	$19,913
Diluted weighted-average shares outstanding	55,896	53,740	55,689	53,725
Adjusted diluted earnings per share	$0.38	$0.28	$0.72	$0.37

TABLE 3: RECONCILIATION OF GAAP CASH FLOW TO FREE CASH FLOW

	24 weeks ended		53 weeks ended	52 weeks ended
	June 20, 2015	June 14, 2014	June 20, 2015	June 14, 2014
Net cash flow provided by (used in) operating activities	$(599,695)	$(411,377)	$97,986	$105,542
Changes in settlement payables and consumer and customer deposits, net of settlement receivables	633,508	409,666	(1,662)	(32,441)
Adjusted net cash provided by (used in) operating activities	33,813	(1,711)	96,324	73,101
Expenditures for property, equipment and technology	(25,622)	(18,241)	(47,090)	(33,141)
Free cash flow	$8,191	$(19,952)	$49,234	$39,960